                                                                    EXHIBIT 99.1


ANC RENTAL CORPORATION, ET AL.          CASE NO. 01-11200 JOINTLY ADMINISTERED

         SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS - SUBSTITUTE MOR-1
         --------------------------------------------------------------
                 For the Period March 1, 2002 to March 31, 2002

                                                                    CURRENT PERIOD ACTIVITY      ACITIVITY - FILING PERIOD TO DATE
                                                                   -------------------------     ---------------------------------
                                                                   ACTUAL          PROJECTED            ACTUAL        PROJECTED
                                                                   ------          ---------            ------        ---------

Cash - Beginning of Period                                     $ 217,878,518      $ 171,397,000    $   101,226,814   $  99,778,000

Receipts:
           Credit Card and Local Deposits                      $ 183,156,936      $ 156,987,000    $   780,245,413   $ 649,714,000
           Collections of Accounts Receivable                     31,352,161         26,424,000        169,109,273     120,343,000
           Other Receipts                                         12,255,749          5,159,000         55,517,021      69,116,000
                                                               --------------------------------------------------------------------
Total Receipts                                                 $ 226,764,846      $ 188,570,000    $ 1,004,871,707   $ 839,173,000

Disbursements:
           US Trustee Fees Paid                                $          --      $          --    $        67,500             $ -
    4      Fleet Operating Expenses                               15,789,978         17,583,000         47,947,474      60,296,000
    5a     Personnel - Net Cash Payroll                           20,352,469         21,978,101         97,777,499     100,362,179
    5b     Personnel - Payroll Taxes Paid                          4,560,230          4,924,473         35,608,539      33,819,718
    5c     Personnel - Benefits Payments                           8,428,745          9,101,982         23,729,405      22,865,660
    5d     Personnel - Payments of Garnishments Withheld             153,207            165,444            855,240         876,689
    6      Travel Expenses Paid                                      181,084            405,000            941,465       1,422,000
    7      Fuel Payments For Rental Fleet                          4,008,691          4,659,000         14,675,334      17,837,000
    8      Airport - Agency - Concession Fees Paid                17,129,907          3,577,000         60,202,822      28,471,000
    9      Insurance Payments Auto Liability                       3,322,644          8,473,000          6,661,745      27,613,000
    10     Insurance - Other                                         332,505          1,281,000          6,898,905       2,985,000
    11     Facility and Other Fixed Operating Expenses Paid       23,819,885         12,456,000         73,906,539      61,904,000
    12     Other Miscellaneous Operating Expenses Paid               467,370          2,582,000          1,762,187       9,349,000
    13     Travel Agency Tour Operator Commission Payments         7,620,771          7,736,000         29,108,439      28,508,000
    14     Advertising Payments                                    4,552,614          4,797,000         11,915,807      20,374,000
    15     IT Consulting Payments                                  5,479,946          4,000,000         14,793,029      15,827,000
    16     IT Other Cash Payments                                  1,911,519          5,824,000          9,732,587      23,640,000
    17     Sales Taxes and Other Taxes Paid                       15,656,077         20,950,000         95,909,211     109,966,000
    18     Professional Fees Paid - Ordinary Course                  184,553            212,000          5,095,727       3,722,000
    19     Professional Fees Paid - Bankruptcy Professionals         375,890          3,070,000            942,096       8,630,000
    20     Other Miscellaneous Non-Operating Expenses Paid         9,549,954          1,939,000         22,366,913       7,714,000
    22     Liability Insurance Payments - Self Insured Program     2,916,459          1,278,000         17,161,357      16,246,000
    23     Capital Expenditures                                       98,248          7,811,000            757,547      16,026,000
    24     Interest and Financing Fees Paid                        6,011,416          1,390,000         14,635,846       4,380,000
    25     Vehicle Holding Costs Paid                             87,100,461         89,734,000        285,923,019     284,528,000
    25.1   Fleet Purchase Payments Made                            7,443,507         12,000,000         29,527,052      32,100,000
    26     Working Capital Fundings to Subsidiaries                       --          6,000,000                 --       6,000,000
                                                               --------------------------------------------------------------------
Total Disbursements                                            $ 247,448,129      $ 253,927,000    $   908,903,285   $ 945,462,246

Net Cash Flow                                                  $ (20,683,283)     $ (65,357,000)   $    95,968,422    (106,289,246)
                                                               --------------------------------------------------------------------
Cash at End of Period                                          $ 197,195,235      $ 106,040,000    $   197,195,236   $  (6,511,246)
                                                               ====================================================================

Note:      A revised cash budget was released on February 15, 2002.

           "Projected" amounts for the month of March reflect the revised budget.

           "Projected" amounts for the Filing Period to Date reflect a combination of the original budget and the revised budget.

ANC RENTAL CORPORATION ET AL.,
CASE NO. 01-11200 JOINTLY ADMINISTERED
SUMMARY COMBINED BALANCE SHEET
MARCH 31, 2002

                          ASSETS

Cash & Cash Equivalents                                        $  197,160,237
Restricted Cash                                                        35,000
Receivables, net                                                  161,319,690
Prepaid Expenses                                                   39,411,458
Revenue Earning Vehicles, net                                     176,681,041
Property Plant & Equip, net                                       347,772,250
Intangible Assets, net                                                     --
Investment in Subsidiaries                                      3,653,685,216
Other Assets                                                       25,793,105

                                                               --------------
TOTAL ASSETS                                                   $4,601,857,997
                                                               ==============

            LIABILITIES & SHAREHOLDERS' EQUITY

Accounts Payable                                               $  149,523,503
Accrued Liabilities                                               246,816,997
Insurance Reserves                                                280,228,595
Other Debt                                                        265,071,386
Deferred Income Taxes                                             253,710,734
Interest rate hedges at fmv                                        82,260,000
Intercompany                                                      835,084,866
Other Liabilities                                                  87,195,181

                                                               --------------
TOTAL LIABILITIES                                               2,199,891,262

Shareholders' equity                                            2,401,966,735

                                                               --------------
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY                       $4,601,857,997
                                                               ==============

ANC RENTAL CORPORATION, ET AL,
CASE NO. 01-11200 JOINTLY ADMINISTERED
SUMMARY INCOME STATEMENT
FOR THE PERIODS AS INDICATED


                                            CALENDAR           COMMENCEMENT
                                            MONTH OF            OF CASE TO
                                            MARCH 2002         MARCH 31, 2002
                                           -----------         ---------------

Total Revenue                              190,135,993           769,819,871

Direct Operating Costs                      85,175,351           394,940,345
Vehicle Depreciation, net                   62,364,893           322,225,412
SGA                                         41,220,521           185,850,848
Amortization of Intangibles                        420             1,241,137
Transition Cost                             40,672,986           391,082,414
Interest Income                               (221,130)           (1,517,725)
Interest Expense                             6,555,641            26,348,423
FMV Stand Alone Caps                                --              (393,268)
Other (income)/expense net                   8,609,995            43,049,210
Loss on Sale and Leaseback Transaction
                                           -----------           -----------
Income/(Loss) Before Tax                   (54,242,684)         (593,006,925)

Income Taxes                                        --                    --
Extraordinary Gains/(Losses)                        --                    --

Net Income after Tax, before adoption      (54,242,684)         (593,006,925)

Cumm effect of chg in acct p,net of tax             --                    --
                                           -----------           -----------
Net Income                                 (54,242,684)         (593,006,925)
                                           ===========           ===========